UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22628

Permal Hedge Strategies Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

September 30, 2012

Semi-Annual Report

Permal Hedge Strategies Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

FOR ACCREDITED INVESTORS ONLY

II	Permal Hedge Strategies Fund

Fund objective

The Fund’s investment objective is to seek long term capital appreciation while attempting to reduce risk and volatility.

What’s inside

Letter from the chairman	II

Investment commentary	III

Schedule of investments	1

Statement of assets and liabilities	3

Statement of operations	4

Statements of changes in net assets	5

Statement of cash flows	6

Financial highlights	7

Notes to financial statements	8

Dividend reinvestment plan	19

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Permal Hedge Strategies Fund for the six-month reporting period ended September 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.permalhsf.com. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 26, 2012

Permal Hedge Strategies Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended September 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year. According to the Commerce Department’s initial estimate, GDP growth then moved to 2.0% in the third quarter. The uptick was partially due to an increase in consumer spending, which rose 2.0% in the third quarter.

The job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then declined to 8.1% in April 2012, the lowest rate since January 2009. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. While existing-home sales declined 1.7% on a seasonally adjusted basis in September 2012 versus the previous month, they were 11% higher than in September 2011. In addition, the NAR reported that the median existing-home price for all housing types was $183,900 in September 2012, up 11.3% from September 2011. This marked the seventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.3% in September, which represents a 5.9-month supply at the current sales pace. The inventory has declined 20% compared to September 2011.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. The Institute for Supply Management’s PMI (“PMI”)ii in April 2012 was 54.8, its highest reading since June 2011 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector moderated in May, as the PMI was 53.5 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it declined to 49.6 in August before ticking up to 51.5 in September.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF

IV	Permal Hedge Strategies Fund

Investment commentary (cont’d)

now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012.

Permal Hedge Strategies Fund	V

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

Q. What actions did international central banks take during the reporting period?

A. Looking back, given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low at the time. In July 2012, the ECB then cut rates to 0.75%, a record low. Finally, in September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

Q. Did Treasury yields trend higher or lower during the six months ended September 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.33% and 2.23%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher early in the period. Two-year Treasury yields rose as high as 0.36% on April 3, 2012 and ten-year Treasuries peaked at 2.30% on the same day. Yields then generally moved lower given renewed fears over the European sovereign debt crisis. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then drifted higher due to some positive developments in Europe and the introduction of additional central bank quantitative easing programs in the U.S. and abroad. When the reporting period ended on September 30, 2012, two-year

VI	Permal Hedge Strategies Fund

Investment commentary (cont’d)

Treasury yields were 0.23% and ten-year Treasury yields were 1.65%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. While the spread sectors posted positive absolute returns in April, they generally lagged equal-duration Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then generally rallied over the next four months as investor sentiment improved. For the six months ended September 30, 2012, the Barclays U.S. Aggregate Indexv returned 3.68%.

Q. How did the high-yield market perform over the six months ended September 30, 2012?

A. The U.S. high-yield bond market generated a solid return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during five of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in May given increased risk aversion, this proved to be a temporary setback. All told, the high-yield market gained 6.40% for the six months ended September 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite posting weak results in May, the asset class produced strong results during the reporting period. During much of the first month of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to decline sharply in May 2012. The asset class then moved higher from June through September as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 9.39% over the six months ended September 30, 2012.

Performance review

For the six months ended September 30, 2012, Permal Hedge Strategies Fund, excluding sales charges, returned 0.60%. The Fund’s unmanaged benchmarks, the HFRX Global Hedge Fund Indexviii and the Barclays U.S. Aggregate Index, returned -0.44% and 3.68%, respectively, for the same period.

Performance Snapshot as of September 30, 2012 (unaudited)

(excluding sales charges)	Six Months
Permal Hedge Strategies Fund	0.60%
HFRX Global Hedge Fund Index	-0.44%
Barclays U.S. Aggregate Index	3.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.

Permal Hedge Strategies Fund	VII

Returns have not been adjusted to include the maximum initial sales charge of 3.0% that may apply. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially. To obtain performance data current to the most recent month-end, please visit our website at www.permalhsf.com.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 18, 2012, the gross total annual operating expense ratio for the Fund was 6.80%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the Fund’s total annual Fund operating expenses not exceed 2.50% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses) . This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed within three years after the year in which the manager earned the fee or incurred the expense if the Fund’s total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 26, 2012

RISKS: An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks because the Portfolio Funds in which the Fund will invest are private entities with limited regulatory oversight and disclosure obligations. All investments are subject to risk, including the possible loss of principal. The Fund is a non-diversified closed-end management investment company with a limited history of operations. As a non-diversified investment company, the Fund may be subject to greater risk and volatility than if the Fund’s portfolio were invested in securities of a broader range of issuers. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying Portfolio Funds. The Fund invests in Portfolio Funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant transfer restrictions. Some of the

VIII	Permal Hedge Strategies Fund

Investment commentary (cont’d)

underlying Portfolio Funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an investment of an underlying Portfolio Fund declines in value. The Fund and some of the underlying Portfolio Funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Some of the Portfolio Funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying Portfolio Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying Portfolio Funds will be successful. Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed- income securities falls. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. Because the Fund invests in underlying Portfolio Funds, the managers may not be able to shift allocations in time to capture an immediate or sudden spike in the market. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Permal Hedge Strategies Fund	IX

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi                The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii             The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii          The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Permal Hedge Strategies Fund 2012 Semi-Annual Report	1

Schedule of Investments (unaudited)

September 30, 2012

Permal Hedge Strategies Fund

	Cost	Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Fortelus Special Situations Fund, Ltd. (b)(f)*	$ 510,702	$ 515,207	2.48%
H Offshore Fund, Ltd. (b)(d)(e)*	650,000	772,123	3.71
OZ Overseas Fund II, Ltd. (b)*	900,000	962,111	4.63
Paulson Advantage Plus L.P. (b)*	450,000	366,840	1.76
Third Point Offshore Fund, Ltd. (b)(e)*	800,000	851,885	4.10
York Investment, Ltd. (b)*	950,000	964,692	4.64
Total Event Driven	4,260,702	4,432,858	21.32
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd. (b)(e)*	400,000	412,132	1.98
Canyon Balanced Fund (Cayman), Ltd. (b)(d)*	1,000,000	1,106,069	5.32
Gracie International Credit Opportunities Fund, Ltd. (b)*	1,000,000	956,475	4.60
JAE Credit Fund (a)*	1,000,000	1,011,790	4.86
New Generation Turnaround Fund, Ltd. (a)(e)*	500,000	524,505	2.52
Paulson Credit Opportunities L.P. (b)(d)*	950,000	932,859	4.49
Stone Lion Fund, Ltd. (b)(d)*	600,000	640,704	3.08
York Credit Opportunities Unit Trust (b)*	700,000	758,554	3.65
Total Fixed Income Hedge	6,150,000	6,343,088	30.50
Fixed Income Long — Developed Markets
Contrarian Capital Fund I Offshore, Ltd. (c)*	500,000	548,500	2.64
Monarch Debt Recovery Fund, Ltd. (c)(e)*	1,000,000	1,082,116	5.20
Thoroughbred Offshore Fund, Ltd. (c)(e)*	1,200,000	1,247,715	6.00
Total Fixed Income Long — Developed Markets	2,700,000	2,878,331	13.84
Fixed Income Long — Emerging Markets
ADM Galleus Fund I, Ltd. (b)*	200,000	206,691	0.99
Ashmore Emerging Markets Liquid Investment Portfolio (a)	200,000	210,417	1.01
Contrarian Emerging Markets Offshore, Ltd. (b)*	350,000	367,965	1.77
Emerging Market Currency Fund (b)(d)*	350,000	375,575	1.81
Total Fixed Income Long — Emerging Markets	1,100,000	1,160,648	5.58
Macro
Astenbeck Offshore Commodities Fund II, Ltd. (a)*	100,000	97,263	0.47
Blue Trend Fund, Ltd. (a)*	500,000	501,095	2.41
Caxton Global Investments, Ltd. (b)*	750,000	718,967	3.46
Explorer Global Fund, Ltd. (b)(d)*	500,000	535,949	2.58
LiquidMacro Fund, Ltd. (a)*	650,000	609,679	2.93
London Select Fund, Ltd. (a)*	750,000	743,553	3.57
Ospraie Commodity Fund, Ltd. (b)*	200,000	201,598	0.97
QFS Currency Fund, Ltd. (a)*	400,000	383,028	1.84
QFS Global Macro Fund, Ltd. (a)*	500,000	463,810	2.23

See Notes to Financial Statements.

2	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Schedule of Investments (unaudited) (cont’d)

September 30, 2012

Permal Hedge Strategies Fund

	Cost		Fair Value	% of Net Assets
Macro — continued
Taylor Woods Fund, Ltd. (b)*	$ 100,000		$ 101,937	0.49%
The Tudor BVI Global Fund, Ltd. (b)*	1,000,000		1,019,592	4.90
Total Macro	5,450,000		5,376,471	25.85
Total Investments in Portfolio Funds	$19,660,702	#	20,191,396	97.09
Other Assets Less Liabilities			604,865	2.91
Net Assets			$20,796,261	100.00%

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*  Non-income producing securities.

(a)  Redemptions permitted monthly.

(b)  Redemptions permitted quarterly.

(c)  Redemptions permitted annually.

(d)  Subject to investor level gates if a significant portion of the investment is redeemed.

(e)  Subject to a minimum lock-up period.

(f)   $183,538 of this investment is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in Portfolio Fund.

#       Aggregate cost for federal income tax purposes is substantually the same.

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2012 Semi-Annual Report	3

Statement of assets and liabilities (unaudited)

September 30, 2012

Assets
Investments in Portfolio Funds, at fair value (cost — $19,660,702)	$20,191,396
Cash and cash equivalents	611,246
Deferred offering expenses	273,840
Receivable for reimbursement from adviser	86,283
Total Assets	21,162,765

Liabilities
Professional fees payable	117,919
Offering expenses payable	113,085
Trustees’ fees payable	2,294
Accrued expenses	133,206
Total Liabilities	366,504
Total Net Assets	$20,796,261

Net Assets
Paid-in capital (Note 8)	$20,570,093
Accumulated net investment loss	(302,671)
Accumulated net realized loss on investments in Portfolio Funds	(1,855)
Accumulated net unrealized appreciation on investments in Portfolio Funds	530,694
Total Net Assets	$20,796,261

Net Asset Value

Permal Hedge Strategies Fund (2,059,761 Shares outstanding)	$10.10

See Notes to Financial Statements.

4	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended September 30, 2012

Investment Income
Dividend income	$ 4,709

Fund Expenses
Offering expenses (Note 1)	256,742
Professional fees	158,425
Investment management fee (Note 2)	112,605
Administration fees	79,084
Distribution expenses	56,302
Organizational fees (Note 1)	42,449
Printing expenses	26,495
Shareholder service expenses	25,592
Custodian fees	2,864
Registration fees	2,500
Trustees’ fees	1,610
Other operating expenses	4,400
Total Operating Expenses	769,068
Less: Fee waivers and /or expense reimbursements (Note 2)	(513,553)
Net Expenses	255,515
Net Investment Loss	(250,806)
Net Realized Loss from Investments in Portfolio Funds	(1,855)
Net Change in Unrealized Appreciation from Investments in Portfolio Funds	366,527
Net Increase in Net Assets Resulting From Operations	$ 113,866

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2012 Semi-Annual Report	5

Statements of changes in net assets

For the Six Months Ended September 30, 2012 (unaudited) and the Period Ended March 31, 2012	September 30	March 31†

Net Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (250,806)	$ (81,772)
Net realized loss from investments in Portfolio Funds	(1,855)	—
Net change in unrealized appreciation from investments in Portfolio Funds	366,527	164,167
Net increase in Net Assets resulting from Operations	113,866	82,395

Fund Share Transactions (Note 8):
Proceeds from issuance of Shares	600,000	20,000,000
Increase in Net Assets	713,866	20,082,395

Net Assets
Beginning of period	20,082,395	—
End of period*	$20,796,261	$20,082,395
* Includes accumulated net investment loss of:	$(302,671)	$(51,865)

†  For the period February 1, 2012 (commencement of operations) to March 31, 2012.

See Notes to Financial Statements.

6	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended September 30, 2012

Cash Used in Operating Activities
Net increase in net assets resulting from operations	$ 113,866
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Proceeds from the disposition of investments in Portfolio Funds	137,443
Net realized loss on investments in Portfolio Funds	1,855
Net change in unrealized appreciation from investments in Portfolio Funds	(366,527)
Decrease in deferred offering expenses	50,755
Decrease in receivable for reimbursement from advisor	40,360
Decrease in offering expenses payable	(240,822)
Decrease in professional fees payable	(65,081)
Decrease in organizational fees payable	(92,048)
Increase in trustees’ fees payable	127
Increase in accrued expenses	44,183
Net cash used in operating activities	(375,889)

Cash and Cash Equivalents
Net decrease in cash and cash equivalents	(375,889)
Cash and cash equivalents at beginning of period	987,135
Cash and cash equivalents at end of period	$ 611,246

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2012 Semi-Annual Report	7

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

	2012†	2012‡

Net asset value per share, beginning of period:	$10.04	$10.00

Income (loss) from investment operations: [1]
Net investment loss	(0.12)	(0.04)
Net change in unrealized appreciation from investments in Portfolio Funds	0.18	0.08
Total income from investment operations	0.06	0.04
Net asset value per share, end of period:	$10.10	$10.04
Total return [2]	0.60%	0.40%

Net assets, end of period (000s)	$20,796	$20,082

Ratios to average net assets:
Gross expenses [3,4]	7.52%	15.48%
Net expenses [3,4,5,6]	2.50%	2.50%
Net investment loss [3]	(2.45)%	(2.46)%

Portfolio turnover rate	1%	0%

The above ratios may vary for individual investors based on the timing of Fund share transactions during the period.

†	For the six months ended September 30, 2012 (unaudited).
‡	For the period February 1, 2012 (commencement of operations) to March 31, 2012.
1	Per share data for income (loss) from investment operations is computed using the net income (loss) for the period divided by the average monthly shares.
2

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guaranteed of future results. The total return for periods less than one year have not been annualized.

3	Annualized.
4	Does not include expenses of the Portfolio Funds in which the Fund invests.
5

As a result of an expense limitation, the Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that that Fund’s total annual Fund operating expenses will not exceed 2.50% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

6	Reflects fee waiver and/or expense reimbursements.

See Notes to Financial Statements.

8	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Permal Hedge Strategies Fund (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund normally invests primarily in Portfolio Funds. The net asset values (“Underlying NAV”) of Portfolio Funds are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management Inc. (“Permal”), the Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Fund’s interests in the Portfolio Funds as of each date upon which the Fund calculates its net asset value (“NAV Date”). The Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent Underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Fund on a timely basis, the Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as

Permal Hedge Strategies Fund 2012 Semi-Annual Report	9

well as any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. A Portfolio Manager may face a conflict of interest in valuing such securities since their values affect the Portfolio Manager’s compensation. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value that Permal reasonably believes to be consistent with those used by the Fund in valuing its own investments.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. The valuation procedures approved by the Board provide that, when deemed appropriate by Permal and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Generally, valuation at cost is appropriate only at the time of initial purchase. Cost would only be used when cost is determined to be the best estimate of the fair value of the particular security under consideration.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At September 30, 2012, $183,538 or 0.9% of the Fund’s net assets was invested in side pockets maintained by the Portfolio Funds.

As a general matter, the fair value of the Fund’s investment in a Portfolio Fund represents the amount that the Fund can reasonably expect to receive if the Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. Portfolio Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request.

10	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Fund considers whether an adjustment should be made to an Underlying NAV, when the Underlying NAV does not represent fair value or when it is probable that the Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of September 30, 2012.

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem at net asset value as of the measurement date or within the near term)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in portfolio funds
Event driven	—	$ 2,528,887	$1,903,971	$ 4,432,858
Fixed income hedge	—	5,406,451	936,637	6,343,088
Fixed income long — developed markets	—	—	2,878,331	2,878,331
Fixed income long — emerging markets	—	1,160,648	—	1,160,648
Macro	—	5,376,471	—	5,376,471
Total investments in portfolio funds	—	$14,472,457	$5,718,939	$20,191,396

Permal Hedge Strategies Fund 2012 Semi-Annual Report	11

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Event Driven	Fixed Income Hedge	Fixed Income Long — Developed Markets	Fixed Income Long — Emerging Markets	Macro	Total
Balance, as of April 1, 2012	$ 2,104,399	$ 3,553,313	$ 1,544,863	$ 354,260	$ 509,742	$ 8,066,577
Realized gain (loss)	(1,855)	—	—	—	—	(1,855)
Change in unrealized appreciation (depreciation)[1]	149,189	(3,260)	133,468	—	—	279,397
Purchases	—	—	1,200,000	—	—	1,200,000
Sales	(137,443)	—	—	—	—	(137,443)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3[2]	(210,319)	(2,613,416)	—	(354,260)	(509,742)	(3,687,737)
Balance, as of September 30, 2012	$ 1,903,971	$ 936,637	$ 2,878,331	$ —	$ —	$ 5,718,939
Net change in unrealized appreciation (depreciation) for investments in portfolio funds still held at September 30, 2012[1]	$ 149,189	$ (3,260)	$ 133,468	$ —	$ —	$ 279,397

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

2	Transferred out of Level 3 as a result of the Fund having the ability to fully redeem at net asset value as of the measurement date or within the near term.

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Fund as of September 30, 2012. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect its liquidity. The Fund had no unfunded capital commitments as of September 30, 2012.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to

12	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 2 to 90 day notice period. Portfolio Funds representing approximately 32% in this strategy are classified as Level 3 investments due to redemptions subject to a lock-up period of one year or greater. Portfolio Funds representing approximately 5% in this strategy are classified as Level 3 due to a greater than quarterly redemption period. The remaining approximately 63% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have quarterly liquidity, and are generally subject to a 30 to 90 day notice period. Portfolio Funds representing approximately 39% in this strategy are classified as Level 3 investments due to redemptions subject to a lock-up period of one year. A portion of a Portfolio Fund representing approximately 4% in this strategy is classified as a Level 3 investment due to its classification as a side pocket investment. The remaining approximately 57% of the Portfolio Funds in this strategy can be redeemed

Permal Hedge Strategies Fund 2012 Semi-Annual Report	13

with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. Generally, the Portfolio Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 60 day notice period. 100% of the

14	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

(b) Net asset value determination. The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth above or as may be determined from time to time pursuant to policies established by the Board of Trustees. The net asset value of the Fund will equal the value of the total assets of the Fund (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less all of its liabilities, including accrued fees and expenses. The net asset value per share of the Fund will equal the net asset value of the Fund divided by the number of outstanding shares.

(c) Cash and cash equivalents. Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(d) Security transactions and investment income. The Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on Fund transactions are determined by use of the specific identification method. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Portfolio Funds’ income and expenses, including management fees and incentive fees charged by the Portfolio Funds. That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements

Permal Hedge Strategies Fund 2012 Semi-Annual Report	15

imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Organization and offering costs. Additional organization costs of $42,449, which have been incurred during the six months ended September 30, 2012, were expensed by the Fund and will be reimbursed by the Adviser. Additional offering expenses of $205,987 will be amortized to expense over the original twelve months on a straight-line basis.

(i) Reclassification. U.S. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal is the Fund’s sub-adviser and is a member of the Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the sub-adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Permal an amount equal to 1.00% of the Fund’s average monthly managed assets.

LMPFA has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the Fund’s total annual Fund operating expenses will not exceed 2.50% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). The expense limitation will continue until

16	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

December 31, 2013, unless modified or terminated prior to that date by agreement of LMPFA and the Board of Trustees (although they may only be terminated by the Board of Trustees through December 31, 2013).

During the six months ended September 30, 2012, fees waived and/or expenses reimbursed amounted to $513,553.

LMPFA is also permitted to recapture amounts waived or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual Fund operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result in the Fund’s total annual Fund operating expenses exceeding the limit described above.

Pursuant to these agreements, at September 30, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2015	$430,699
Expires March 31, 2016	$513,553
Total fee waivers/expense reimbursements subject to recapture	$944,252

Fixed fees of the Portfolio Funds are generally expected to range from 1% to 3% annually of the value of the Fund’s investment and incentive allocations or fees of the Portfolio Funds are generally expected to range from 15% to 30% annually of a Portfolio Fund’s net profits or performance. These fixed fees and incentive allocations or fees of the Portfolio Funds are accounted for in the valuations of the Portfolio Funds and are not reflected in the management fees reflected in the Statement of Operations.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as shareholder services and distribution agent of the Fund. Pursuant to the terms of the Shareholder Services and Distribution Plan, the Fund will pay LMIS an annual fee, payable monthly, of 0.25% of average monthly net assets, for shareholder services provided by LMIS to shareholders and an annual fee, payable monthly, of 0.55% of average monthly net assets, for distribution services provided by LMIS. LMIS will generally pay substantially all of these ongoing fees to dealers, except with respect to shares sold by LMIS.

There is a maximum initial sales charge of 3.00% of the amount invested, with breakpoints generally based on size of investment. For the six months ended September 30, 2012, LMIS and affiliates did not receive any sales charges on sales fo the Fund’s shares.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation form the Fund.

Permal Hedge Strategies Fund 2012 Semi-Annual Report	17

3. Investments

During the six months ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of Portfolio Funds (excluding short-term investments) were as follows:

Purchases	$1,650,000
Sales	137,443

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$808,220
Gross unrealized depreciation	(277,526)
Net unrealized appreciation	$530,694

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2012, the Fund did not invest in any derivative instruments.

5. Financial Instruments with off-balance sheet risk

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Fund’s risk of loss in these Portfolio Funds is limited to the value of its investment in the respective Portfolio Funds.

6. Redemption penalty

The Fund may be charged a redemption penalty for redeeming its interests of certain Portfolio Funds prior to the expiration of applicable lock-up periods. During the six months ended September 30, 2012, the Fund did not incur a redemption penalty.

7. Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on experience, the Fund believes the risk of loss from these arrangements to be remote.

18	Permal Hedge Strategies Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Shares of beneficial interest

Shares of beneficial interest in the Fund (“shares”) are sold to eligible investors (“shareholders”) who meet the definition of an accredited investor as defined in Regulation D under the 1933 Act. The minimum initial investment in the Fund from each shareholder is $25,000; the minimum additional investment is $10,000.

At September 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund intends to accept initial and additional purchases of shares as of the first business day of each calendar month. The Fund reserves the right to reject, in whole or in part, any purchase of shares and may suspend the offering of shares at any time and from time to time. The Fund may from time to time repurchase shares from shareholders at the net asset value per share pursuant to written tenders by shareholders, and on those terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of LMPFA, in consultation with Permal. LMPFA, in consultation with Permal, expects that generally it will recommend the Board repurchase shares from shareholders quarterly, with such repurchases based on fund valuations as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, with such repurchases to occur as of the immediately preceding business day), commencing on or about September 28, 2012.

Transactions in shares of the Fund were as follows:

	Six Months Ended September 30, 2012		Period Ended March 31, 2012†
	Shares	Amount	Shares	Amount
Shares sold	59,761	$600,000	2,000,000	$20,000,000
Shares issued on reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase	59,761	$600,000	2,000,000	$20,000,000

†  For the period February 1, 2012 (commencement of operations) to March 31, 2012.

9. Income tax information and distributions to shareholders

The Fund did not make any distributions during the six months ended September 30, 2012.

10. Subsequent events

Management has evaluated the impact of all subsequent events on the Fund through the date financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Permal Hedge Strategies Fund	19

Dividend reinvestment plan (unaudited)

Holders of shares of beneficial interest, par value $0.00001 per share (the “Shares”) of Permal Hedge Strategies Fund (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1. Enrollment of Participants. Each holder of Shares (a “Shareholder”) will automatically be a Participant. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2. The Plan Agent. The Bank of New York Mellon (the “Plan Agent”) will act as Plan Agent for each Participant.

3. Distributions. If the Fund declares income dividends and/or capital gains distributions (collectively, “Distributions”) payable either in Shares or in cash, non-participants in the Plan will receive Shares (in the case of a share distribution) or cash (in the case of a cash distribution), and Participants will receive Shares (in the case of a share distribution) or, in the case of a cash distribution, the equivalent amount in Shares. To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund determined on the next valuation date following the record date for the payment of the applicable Distribution by the Fund.

4. Opt-Out. A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time, subject to the provisions of Section 9 below.

5. Recordkeeping. The Plan Agent will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Plan Agent of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination. Any Share Distributions or split shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts.

20	Permal Hedge Strategies Fund

Dividend reinvestment plan (unaudited) (cont’d)

6. Fees. The Plan Agent’s service fee for handling Distributions will be paid by the Fund.

7. Termination of the Plan. The Plan may be terminated by the Fund at any time upon written notice mailed to the Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the termination is to be effective.

8. Amendment of the Plan. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the amendment is to be effective.

9. Withdrawal from the Plan. Participants may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at BNY Investors Services c/o Permal Hedge Strategies Fund, 400 Bellevue Parkway, Wilmington, DE 19809, Mail Stop 19C-0204 or by calling the Plan Agent at 866-211-4521. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Shares.

10. Standard of Care. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but the Plan Agent assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith or willful misconduct of the Plan Agent or its employees.

11. Applicable Law. These terms and conditions shall be governed by the laws of the State of New York.

Permal Hedge Strategies Fund

Trustees	Permal Hedge Strategies Fund	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017
Jeswald W. Salacuse	Permal Asset Management Inc.

Officers	Custodian and transfer agent
R. Jay Gerken	The Bank of New York Mellon
President and Chief Executive Officer	One Wall Street
Richard F. Sennett	New York, NY 10286
Principal Financial Officer
Ted P. Becker
Chief Compliance Officer
Vanessa A. Williams
Identity Theft Prevention Officer
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Fund’s website at www.leggmason.com, or contact the Fund at 1-800-822-5544.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Permal Hedge Strategies Fund

Permal Hedge Strategies Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-822-5544.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-822-5544, (2) on the Fund’s website at www.permalhsf.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Permal Hedge Strategies Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors
© 2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML014547 11/12 SR12-1780

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Permal Hedge Strategies Fund

By:	/s/ R. Jay Gerken
Chief Executive Officer
Permal Hedge Strategies Fund

Date:	November 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Permal Hedge Strategies Fund

Date:	November 23, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Permal Hedge Strategies Fund

Date:	November 23, 2012